UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2011

ANTE5, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-53952	27-2345075
(Commission File Number)	(I.R.S. Employer Identification No.)

10275 Wayzata Boulevard, Suite 310, Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)

(952) 426-1241
(Registrant’s telephone number, including area code)

One Hughes Drive, Suite 606, Las Vegas, Nevada 89169
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐      Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Table of Contents

Section 1- REGISTRANT’S BUSINESS AND OPERATIONS	1

Item 1.01. Entry into a Material Definitive Agreement	1

Section 2- FINANCIAL INFORMATION	1

Item 2.01. Completion of Acquisition or Disposition of Assets	1

Section 9- FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS	1

SIGNATURES	2

SECTION 1.  REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.  Entry into a Material Definitive Agreement.

On March 15, 2011, Ante5, Inc., a Delaware corporation (the “Company”), and Twin City Technical, LLC, a North Dakota limited liability company, and Irish Oil and Gas, Inc., a Nevada corporation (collectively, the “Sellers”), entered into an agreement wherein the parties agreed to adjust certain mineral interests set forth in Appendix B of the amended and restated asset purchase agreement (the “Revised APA-III”) entered into on March 2, 2011, a copy of which was attached as an exhibit to the Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 1, 2011.  Pursuant to said adjustment to Appendix B of the Revised APA-III (the “Addendum”), the parties have agreed to [a] remove from Appendix B of the Revised APA-III 80 net undeveloped mineral acres located in Mountrail county, and [b] add to Appendix B of the Revised APA-III 20 net producing mineral acres to Appendix B of the Revised APA-III.  The Addendum did not change the purchase price paid by Buyer to Seller or the anticipated closing date associated with the Revised APA-III.  A copy of the Addendum is attached to this Report as Exhibit 10.1.

SECTION 2-FINANCIAL INFORMATION

Item 2.01.  Completion of Acquisition or Disposition of Assets

On March 16, 2011, Ante5, Inc., a Delaware corporation (the “Company”) closed the asset purchase agreement entered into on March 2, 2011 (the “Revised APA-III”) as modified in an agreement on March 15, 2011 (the “Addendum”), with Twin City Technical, LLC, a North Dakota limited liability company, and Irish Oil and Gas, Inc., a Nevada corporation (collectively, the “Sellers”), pursuant to which the Company acquired Sellers’ right, title, and interest in and to mineral leases (“Mineral Leases”) approximating 1,125 net mineral acres as referenced in the Revised APA-III as modified by the Addendum.  At the closing, the Company tendered a total of $1,372,787 of cash issued 871,960 shares of the Company’s common stock to the Sellers and 400,000 shares of the Company’s common stock to an unaffiliated designee of the Sellers.  Sellers will record assignments of the Mineral Leases in favor of the Company.  The Mineral Leases are in North Dakota covering oil and gas properties in the Williston Basin.  A copy of the Revised APA-III was attached as an exhibit to the Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 1, 2011 and a copy of the Addendum is attached to this Report as Exhibit 10.1.

SECTION 9.  FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(d)           Exhibits

10.1.	Addendum, dated March 15, 2011, to the Amended and Restated Asset Purchase Agreement with Sellers, dated as of March 2, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANTE5, INC.
(Registrant)

Date: March 21, 2011

/s/  Bradley Berman, Chief Executive Officer
     Bradley Berman, Chief Executive Officer

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